Lease Commitments	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Lease Commitments
Lease Commitments
The Company is obligated under various non-cancelable operating lease agreements for office facilities that generally provide for minimum rent payments and a proportionate share of operating expenses and property taxes and include certain renewal and expansion options. For the years ended December 31, 2011, 2010 and 2009, rent expense under these lease arrangements was $21.6 million, $23.9 million and $22.9 million, respectively.
During 2011, the Company extinguished its capital lease liability of $0.9 million and recorded a net pre-tax gain of $0.6 million in its consolidated statement of operations for the year ended December 31, 2011.
Future minimum lease payments are as follows:

(in millions)
Year Ended December 31,
2012	$17.5
2013	17.6
2014	17.5
2015	16.8
2016	12.4
Thereafter	36.7
Total future minimum lease payments	$118.5